                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549



                                       Form 8-K

                  Current Report Pursuant to Section 13 or 15(d) of
                              The Securities Act of 1934



Date of Report (Date of earliest event reported)      February 4, 1999
                                                 -------------------------------

                            STAR Telecommunications, Inc.
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                (Exact name of registrant as specified in its charter)



        Delaware                   000-22581                    77-0362681
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      (State or other              (Commission             (I.R.S. Employer
        jurisdiction               File Number)          Identification No.)
     of incorporation)



       223 E. De La Guerra, Santa Barbara, California             93101
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          (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code      (805) 899-1962
                                                   -----------------------------


                                    Not Applicable
--------------------------------------------------------------------------------
            (Former name or former address, if changed since last report.)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          (a) Pursuant to the terms of that certain Amended and Restated Agreement and Plan of Merger dated as of August 20, 1998, as amended on September 1, 1998 and on December 29, 1998 (the "Merger Agreement"), by and among STAR Telecommunications, Inc., a Delaware corporation ("STAR" or the "Company"), Sierra Acquisition Co., Inc., a New York corporation and wholly-owned subsidiary of the Company ("Acquisition"), PT-1 Communications, Inc., a New York corporation ("PT-1"), and certain shareholders of PT-1 (the "PT-1 Shareholders"), effective February 4, 1999 (the "Effective Date") STAR acquired all of the outstanding shares of the capital stock of PT-1 (the "PT-1 Shares") in exchange for shares of the Company's Common Stock, $0.001 par value per share (the "STAR Common Stock"). On the Effective Date, a Certificate of Merger was filed with the Secretary of State of the State of New York, pursuant to which Acquisition was merged with and into PT-1 (the "Merger"), in accordance with the terms of the Merger Agreement and with the New York Business Corporation Law, and PT-1 became a wholly-owned subsidiary of STAR.

                On the closing of the Merger, the PT-1 Shareholders and the holders of warrants and options to acquire PT-1 Shares received an aggregate of
15.05 million shares of STAR Common Stock and the PT-1 Shareholders received an aggregate payment of $19.5 million in exchange for 49,006,196 PT-1 Shares and share equivalents outstanding as of such date, resulting in an effective exchange ratio of 0.300121885 shares of STAR Common Stock for each PT-1 Share. The Merger Agreement also requires STAR to issue for no consideration an aggregate of 250,000 shares of STAR Common Stock to selected distributors of PT-1. A total of approximately 1.42 million of these shares (the "Escrow Shares") will be deposited in a one-year escrow established at Santa Barbara Bank and Trust. Such Escrow Shares may be used, at the option of STAR, to offset any amounts owed to the Company pursuant to the indemnity obligations of the PT-1 Shareholders set forth in the Merger Agreement.

                On February 5, 1999, the first full trading date following the Effective Date, the closing sales price of the STAR Common Stock on the NASDAQ Stock Market was $13.75. As such, the aggregate purchase price paid by STAR for PT-1 was approximately $229,875,000. The purchase price was arrived at through arms-length negotiations between the Company, PT-1 and the PT-1 Shareholders. Prior to the Closing, none of the PT-1 Shareholders nor any of the officers, directors or employees of PT-1 were affiliates of the Company.

                In connection with the transaction contemplated by the Merger Agreement, Samer Tawfik, a PT-1 Shareholder and formerly the Chief Executive Officer of PT-1, became a member of the Board of Directors of STAR. Additionally, at the closing of the Merger, the Company and the PT-1 Shareholders entered into a Registration Rights and Restricted Share Agreement which provides, among other things, certain piggyback


                                          2.
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registration rights relating to the shares of STAR Common Stock received by the
PT-1 Shareholders at the Closing.

          (b) Prior to the Closing, PT-1 was in the business of providing international long distance services to retail customers and telecommunications carriers. Pursuant to the Merger, PT-1 became a direct wholly-owned subsidiary of the Company. It is the present intention of the Company that PT-1 will continue to engage in such business.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          The financial statements of PT-1 called for by Rule 3.05 of Regulation S-X under the Securities Exchange Act of 1934, as amended, have been previously filed by the Company with the Securities and Exchange Commission (the "Commission") and can be found in the Company's Proxy Statement dated
January 15, 1999 (the "Proxy Statement"). Such financial statements, which can be found at pages F-35 through F-56 of the Proxy Statement, are hereby incorporated by reference into this Current Report on Form 8-K.

          (b)   PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information required pursuant to Article 11 of Regulation S-X have been previously filed by the Company with the Commission. Such pro forma financial information can be found at pages 61 through 77 of the Proxy Statement and are hereby incorporated by reference into this Current Report on Form 8-K.

          (c)   EXHIBITS.

                4.7 Registration Rights and Restricted Share Agreement dated as of February 3, 1999 by and among the Company and the PT-1 Shareholders

                10.47 Amended and Restated Agreement and Plan of Merger dated as of August 20, 1998 by and among the Company, Acquisition, PT-1 and the PT-1 Shareholders, as amended on September 1, 1998 and December 29, 1998 (1)


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           (1)  Previously filed as Annex A to the Proxy Statement and incorporated herein by reference.


                                          3.
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                                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

          Date:  February 18, 1999


                              STAR TELECOMMUNICATIONS, INC.



                              By:  /s/ Kelly D. Enos
                                   ---------------------------------------------
                                   Kelly D. Enos
                                   Chief Financial Officer









                                          4.
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                                    EXHIBIT INDEX

 Exhibit                                                               Page
 Number    Description                                                 Number
 -------   -----------                                                 ------
 4.7       Registration Rights and Restricted Share Agreement dated
           as of February 3, 1999 by and among the Company and the
           PT-1 Shareholders
 10.47     Amended and Restated Agreement and Plan of Merger dated as of August 20, 1998 by and among the Company, Acquisition,
           PT-1 and the PT-1 Shareholders, as amended on September 1,
           1998 and December 29, 1998 (1)






------------------------------
           (1) Previously filed as Annex A to the Proxy Statement and incorporated herein by reference.